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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Form 10-K/A No. 1 (the "Report") of Glimcher Realty Trust (the "Company") for the period ended December 31, 2003, I, William G. Cornely, Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Trustee of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:


         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 30, 2004                        /s/ William G. Cornely
      ------------------------              -----------------------------------
                                            William G. Cornely,
                                            Executive Vice President,
                                            Chief Operating Officer,
                                            Chief Financial Officer,
                                            Treasurer and Trustee


         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Glimcher Realty Trust and will be retained by Glimcher Realty Trust and furnished to the Securities and Exchange Commission or its staff upon request.